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                                                                   EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8 of Metrocall, Inc. of our report dated February 13, 1996, except to NOTE M for which the date is September 30, 1996, relating to the financial statements of Parkway Paging, Inc. which is appearing in the current Report on Form 8-K/A filed on October 1, 1996, of Metrocall, Inc.

                                        /s/ HUTTON, PATTERSON & COMPANY
                                        ----------------------------------
                                            HUTTON, PATTERSON & COMPANY

Dallas, Texas
June 16, 1997